Exhibit 10.8


                                    EXHIBIT K


                             SUBORDINATION AGREEMENT


         THIS SUBORDINATION AGREEMENT is made this _____ day of August, 2003, among GP STRATEGIES CORPORATION, a corporation organized under the laws of the State of Delaware (the "Company"), Gabelli Funds LLC, as Agent (the "Agent"), on behalf of the holders of the Company's 6% Conditional Subordinated Notes due 2008 (the "Subordinated Notes," such holders being the "Subordinated Creditors" and each holder being a "Subordinated Creditor"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, its successors and assigns (the "Lender").

                                    RECITALS

         A. General Physics Corporation, a Delaware corporation (the "Borrower"), has entered into a Financing and Security Agreement with Lender dated August __, 2003 (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement") pursuant to which the Lender has agreed to provide certain credit facilities to the Borrower (the "Loans").

         B. The Company has executed and delivered to the Lender a Guaranty of Payment Agreement guarantying all of the Borrower's Obligations (as defined in the Financing Agreement) to the Lender.

         C. Under the terms of the Financing Agreement, the execution and delivery of this Agreement is a condition precedent to the Lender's obligation to continue to make the Loans and extend the Credit Facilities (as defined in the Financing Agreement).

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the foregoing and to induce the Lender from time to time to make, extend or continue loans, credits or other financial accommodations to the Borrower, the Subordinated Creditor and the Company severally represent and agree with the Lender as follows:

                                   ARTICLE I
                                   DEFINITIONS

Section 1.1       Specific Definitions.

         As used in this Agreement, the terms defined in the preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:




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         "Bankruptcy Code" means Title 11 of the United States Code, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

         "Blockage Notice" means a notice from the Lender to the Agent stating that an Event of Default exists under the Senior Indebtedness.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State are authorized or required to close.

         "Financing Documents" means the collective reference to each and every note, instrument, security agreement, pledge agreement, guaranty agreement, mortgage, deed of trust, indemnity deed of trust, loan agreement, hypothecation agreement, indemnity agreement, letter of credit application, assignment, or any other document (whether similar or dissimilar to any of the foregoing) previously, simultaneously or hereafter executed and delivered by the Borrower or any other Person, singly or jointly with another Person or Persons, in connection with any of the Senior Indebtedness, including, without limitation, the "Financing Documents" as defined in the Financing Agreement, all as amended, modified, restated, substituted, extended and renewed at any time and from time to time.

         "Insolvency Proceeding" means any receivership, conservatorship, general meeting of creditors, insolvency or bankruptcy proceeding, assignment for the benefit of creditors, or any proceeding or action by or against the Company for any relief under any bankruptcy or insolvency law or other laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, dissolution, liquidation, compositions or extensions, or the appointment of any receiver, intervenor or conservator of, or trustee, or similar officer for, the Company or any substantial part of its properties or assets, including, without limitation, proceedings under the Bankruptcy Code, or under other similar federal, state or local statute, laws, rules and regulations, all whether now or hereafter in effect.

         "Lien" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, judgment, financing statement, lien or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, consensual or non-consensual including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

         "Mortgage" means the Mortgage, Security Agreement and Assignment of Leases dated ___________________, 2003 executed and delivered by the Company to the Agent to secure the Subordinated Indebtedness which is a lien on the property located in Dutchess County, New York.

         "Person" means an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated association, a government or political subdivision or agency thereof or any other entity.

         "Security" means the Security set forth in EXHIBIT A attached hereto and made a part hereof.



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         "Senior Indebtedness" means all indebtedness, liabilities and obligations of the Company to the Lender of every kind and nature whatsoever, whether now existing or hereafter arising or created at any time, including, without limitation, the guaranty of the "Obligations," and further includes, without limitation, such indebtedness, liabilities and obligations of the Company to the Lender (and to any Person which replaces financing provided by the Lender) (a) which are direct, indirect, contingent, primary, secondary, alone, jointly with others, acquired directly or by assignment, due, to become due, unsecured, secured, future advances, incurred or assumed, (b) which relate to or arise from guaranties, indemnifications or other similar agreements in favor of third parties made by the Lender at the request or for the benefit of the Company, (c) which are claims of subrogation, indemnification, reimbursement or contribution of the Lender against the Company or any other Person relating in any manner to obligations of the Company or the Security, (d) which are claims of whatever nature and whenever arising on account of the avoidance of payments or other transfers to or for the benefit of the Lender in Insolvency Proceedings or otherwise, or (e) which are claims (including, without limitation, claims arising or accruing after the commencement of Insolvency Proceedings by or against the Company or any assets of the Company, whether or not such claims are allowed) for principal, interest, expense payments, liquidation costs, or attorneys' fees and expenses, all of the foregoing whether arising under contract, by tort, at law, in equity or otherwise.

         "Standstill Period" shall mean any period during which the Company is subject to any Insolvency Proceeding and also any period commencing from the date of a Blockage Notice from the Lender and continuing until the Senior Indebtedness is paid and satisfied in full (or until the event of default giving rise to such Blockage Notice is sooner cured within any applicable grace period or cured with the unconditional permission of the Lender).

         "State" means the State of New York.

         "Subordinated Indebtedness" means any and all existing and future indebtedness, liabilities and obligations of the Company to the Subordinated Creditors under the Subordinated Notes.

         Section 1.2 Other Definitional Provisions.

         Unless otherwise defined herein, all terms used herein which are defined by the New York Uniform Commercial Code shall have the same meanings as assigned to them by the New York Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are references to sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to any one or more of the Financing Documents and any of the Financing Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified. References to this Agreement include all Exhibits hereto.

                                   ARTICLE II
                                  SUBORDINATION

         Section 2.1 Subordinated Indebtedness.

                 2.1.1 Subordination.

                 The Subordinated Creditors hereby subordinate and postpone the payment of all of the Subordinated Indebtedness to and in favor of the indefeasible and full payment in cash of the Senior Indebtedness; provided, however, the Subordinated Creditors shall have limited rights to receive payment of the Subordinated Indebtedness as provided in Section 2.1.2 and Section 2.2.3 below.

                 2.1.2 Payments.

                 Until all of the Senior Indebtedness has been fully and indefeasibly paid in cash and there is no agreement between the Company and the Lender under which the Lender is required to or may make loans or provide other financial accommodations, the Subordinated Creditor shall not, without the prior written consent of the Lender, except as permitted by the provisions of EXHIBIT B attached hereto and made a part hereof, ask, demand, accelerate, declare a default under, sue for, set off, accept or receive any payment of all or any part of the Subordinated Indebtedness; provided, however, the Subordinated Creditor may receive any payments described in EXHIBIT C attached hereto and made a part hereof.

                 Section 2.2 Security.

                 2.2.1 Security for Subordinated Indebtedness.

                 The Subordinated Creditor and the Company agree, represent and warrant that the Subordinated Indebtedness is not, and shall not be, secured in any way directly or indirectly by any Security, other than the Mortgage, the lien thereof and the property encumbered thereby and any UCC financing statement filed in connection therewith.

                 2.2.2 Subordination of Liens other than Mortgage.

                 The Subordinated Creditors hereby subordinate the lien and priority of the Subordinated Creditors' existing and future Liens and other interests, if any, in and to the Security to the Lender's existing and future interest in the Security notwithstanding the time of attachment of the interests of the Lender or the Subordinated Creditors or the time the Senior Indebtedness or the Subordinated Indebtedness is incurred; provided, however, the Lender acknowledges and agrees that Subordinated Creditors' interest in the Mortgage, and the Lien thereof, shall not be subordinated to Lender's existing and future interest in the Security. Notwithstanding anything to the contrary contained in this Agreement, under applicable law or otherwise, in the event that the Liens of the Lender are at any time unperfected with respect to any or all of the Security, the lack of perfection by the Lender as to any such Security shall not affect the validity, enforceability or priority of any Lien on the Security in favor of the Subordinated Creditors. In any such event, the Liens of the Subordinated Creditors shall have priority over any and all other Liens in favor of any third party with respect to the Security (including, but not limited to any trustee under the Bankruptcy Code), and the Lender hereby appoints and constitutes the Subordinated Creditors as the Lender's agent and bailee for purposes of perfection of the Liens of the Lender in the Security such that the Lien in favor of the Subordinated Creditors in the Security shall be held by the Subordinated Creditors for the benefit of the Lender and the proceeds of any



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disposition of the Security shall be and are in all respects subject to the priority of right to payment and satisfaction of first, the Senior Indebtedness and then, the Subordinated Indebtedness. The lien priorities provided in this Section shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of either the Senior Indebtedness or the Subordinated Indebtedness, nor by any action or inaction which the Lender or the Subordinated Creditors may take or fail to take in respect of the Security, except as otherwise provided above in this subsection.

                 2.2.3 No Action by Subordinated Creditor.

                 Except to the extent permitted by this Agreement, until the Senior Indebtedness has been fully and indefeasibly paid in cash and there exists no agreement between the Company and the Lender under which the Lender is required to or may make loans or provide other financial accommodations, the Subordinated Creditors shall not, without the prior written consent of the Lender, ask, demand, assign, declare a default under, sue for, liquidate, sell, foreclose, set off, collect, accept a surrender, receive any proceeds, petition, commence or otherwise initiate any Insolvency Proceedings (or join any other Person in so doing) against the Company or its assets, commence any action or proceeding to contest the provisions of this Agreement or the priority of the Lien or other interest of the Lender in the Security, or otherwise realize or seek to realize upon all or any part of the Security. Except to the extent permitted by this Agreement, in no event shall the Subordinated Creditors:

                 (a) take possession, by replevin or otherwise, of the Company's personal property or render the Company's equipment unusable;

                 (b) give notices to the Company's account debtors;

                 (c) require the Company's personal property to be assembled or made available to the Subordinated Creditor; or

                 (d) pursue any action with respect to any Security with respect to which the Lender has a Lien.

                 2.2.4 Releases, Etc.

                 In the event the Lender may from time to time execute releases, partial releases, terminations, reconveyances, subordinations or other documents releasing or otherwise limiting the Lender's interests in the Security, the Agent agrees to execute and deliver at the same time such further documents as the Lender may require to effect a corresponding change to the Subordinated Creditor's position in the same Security.

                 2.2.5 Exercise of Remedies.

                 The Lender shall have the exclusive right to exercise and enforce all privileges and rights with respect to the Security according to the Lender's discretion and the exercise of the Lender's business judgment, including, without limitation, the exclusive right to take or retake control or possession of such Security and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Security.

                 2.2.6 Disposition of Security.

                 Only the Lender shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Security. To the extent applicable in connection with such sale, transfer or other disposition, the Agent will, promptly upon the request of the Lender, release or otherwise terminate any Subordinated Creditor's Liens, if any, upon the Security. The Agent will promptly deliver such releases, acknowledgements and other documents as the Lender may require in connection therewith.

         Section 2.3 Further Representations and Warranties.

         The Company represents and warrants to the Lender that true, correct and complete copies of all documents relating to the Subordinated Indebtedness in effect as of the date hereof have been furnished to the Lender.

                 The Agent represents and warrants to Lender that:

(a) true, correct and complete copies of this Agreement have been furnished to each Subordinated Creditor;

(b) the execution, delivery and performance of this Agreement by the Agent is within its authorization by the Subordinated Creditors; and

(c) this Agreement has been properly executed and delivered by the Agent on behalf of the Subordinated Creditors and constitutes the valid and legally binding obligations of the Subordinated Creditors and is fully enforceable against the Subordinated Creditors in accordance with its terms.

         Section 2.4 Further Documents.

         The Agent and the Company agree they shall promptly execute such further documents and acknowledgements (including, without limitation, amendments to and releases of financing statements and other documents of record) as the Lender may reasonably require to confirm or evidence their respective obligations and the Lender's rights under this Agreement.

                                  ARTICLE III
                           DISTRIBUTIONS AND RECEIPTS

          Section 3.1 Distributions, Etc.

                 3.1.1 Application of Proceeds.

                 In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company or the proceeds thereof to creditors of the Company or to the holders of any indebtedness, liabilities and obligations of the Company, by reason of the liquidation, dissolution or other winding up of the Company or Company's business, or in the event of any sale or Insolvency Proceedings with respect to the Company or its assets, then in any such event, any payment, distribution or benefit of any kind whatsoever or character, either in cash, securities or other property, whether or not on account of the Security, which shall be payable, deliverable or receivable upon or with respect to all or any part of the Subordinated Indebtedness (other than on account of the Mortgage, the lien thereof, or the property encumbered thereby) shall be paid or delivered directly to the Lender for application to the Senior Indebtedness (whether due or not due and in such order and manner as the Lender may elect and including, without limitation any interest accruing subsequent to the commencement of any such event or Insolvency Proceedings) until the Senior Indebtedness shall have been fully and indefeasibly paid in cash and satisfied.

                 3.1.2 Insolvency Proceedings.

                 In connection with any Insolvency Proceedings, the Subordinated Creditor hereby irrevocably authorizes and empowers the Lender, and irrevocably appoints the Lender the Subordinated Creditor's attorney-in-fact to, with respect to the Subordinated Indebtedness other than with respect to any secured claim of the Subordinated Creditors within the meaning of Section 506 of the Bankruptcy Code arising in connection with the Mortgage, the lien thereof, or the property encumbered thereby, (a) demand, sue for, collect and receive every payment or distribution and give acquittance therefor, (b) enforce claims comprising Subordinated Indebtedness in the name of the Lender, or the name of the Subordinated Creditor, by proof of debt, proof of claim, suit or otherwise;
(c) collect any assets of the Company distributed, dividended or applied by way of dividend or payment, or any such securities issued, on account of Subordinated Indebtedness and apply the same, or the proceeds of any realization upon the same, to Senior Indebtedness (whether due or not due in such order and manner as the Lender may elect) until all Senior Indebtedness shall have been indefeasibly paid in full in cash; (d) vote claims compromising Subordinated Indebtedness to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension, provided, however, that the foregoing shall not preclude the Subordinated Creditors from exercising any rights they may have under Section 1111(b) of the Bankruptcy Code; (e) take generally any action which the Agent or the Subordinated Creditors might otherwise take; and (f) take such other actions in the Lender's own name or in the name of the Agent or the Subordinated Creditors or otherwise, as the Lender may deem necessary or advisable to carry out the provisions of this Agreement.

                 3.1.3 Execution of Additional Documents.

                 The Agent hereby agrees to execute and deliver to the Lender such other documents or other instruments as may be reasonably requested by the Lender to confirm the obligations of the Subordinated Creditors under this Agreement.

         Section 3.2 Receipts by Subordinated Creditor.

         Should any payment or distribution not permitted by the provisions of this Agreement, or property or proceeds thereof, be received by the Agent or any Subordinated Creditor upon or with respect to all or any part of the Subordinated Indebtedness and/or the Security prior to the full payment and satisfaction of the Senior Indebtedness, the Agent or such Subordinated Creditor will promptly deliver the same to the Lender in precisely the form received (except for the endorsement or assignment of the Agent or such Subordinated Creditor when the Lender deems appropriate), for application to the Senior Indebtedness (whether due or not due and in such order and manner as the Lender may elect), and, until so delivered, the same shall be held in trust by the Agent or such Subordinated Creditor as property of the Lender. In the event of the failure of the Agent or such Subordinated Creditor to make any such endorsement or assignment, the Lender, or any of its officers or employees on behalf of the Lender, is hereby irrevocably authorized in its own name or in the name of the Agent or such Subordinated Creditor to make the same, and is hereby appointed the Agent or such Subordinated Creditor's attorney-in-fact for those purposes, that appointment being coupled with an interest and irrevocable.

                                   ARTICLE IV
                              ADDITIONAL AGREEMENTS

         Section 4.1 Consents, Waivers, Etc.

         Agent hereby consents that at any time and from time to time and with or without consideration, the Lender may, without further consent of or notice to the Agent or the Subordinated Creditors and without in any manner affecting, impairing, lessening or releasing any of the provisions of this Agreement, renew, extend, change the manner, time, place and terms of payment of, sell, exchange, release, substitute, surrender, realize upon, modify, waive, grant indulgences with respect to and otherwise deal with in any manner: (a) all or any part of the Senior Indebtedness; (b) all or any of the Financing Documents to which it is a party; (c) all or any part of any property at any time included within the Security; and (d) any Person at any time primarily or secondarily liable for all or any part of the Senior Indebtedness and/or any collateral and Security therefor, all as if this Subordination Agreement and any interest which the Subordinated Creditors have in the Security did not exist. Agent hereby waives demand, presentment for payment, protest, notice of dishonor and of protest with respect to the Senior Indebtedness, the Subordinated Indebtedness and/or the Security, notice of acceptance of this Agreement, notice of the making of any of the Senior Indebtedness and notice of default under any of the Financing Documents.

         Section 4.2 Continuing Agreement.

         This is a continuing Subordination Agreement until all of the Senior Indebtedness has been fully and indefeasibly paid in cash, until all of the Senior Indebtedness and all of the Subordinated Creditor's obligations to the Lender have been performed and satisfied, until the Lender has no obligation or agreement to allow further Senior Indebtedness and until the Lender has terminated this Agreement in writing. Without implying any limitation on the foregoing, if at any time any payment or assets distributed or paid over, or portion thereof, made by, or for the account of, the Company, by any Subordinated Creditor or otherwise on account of any of the Senior Indebtedness is set aside by any court or trustee having jurisdiction as a voidable preference or fraudulent conveyance or must otherwise be restored or returned by the Lender to the Company or any other Person under any Insolvency Proceedings or otherwise, the Agent and the Company hereby agree that this Agreement shall continue and remain in full force and effect or be reinstated, as the case may be, all as though any such payment had not been made and this Agreement had at all times remained in effect.

         Section 4.3 No Third Party Beneficiaries.

         The provisions of this Agreement are solely for the benefit of the Lender, its successors and assigns, and to any Person which, with the Lender's concurrence, replaces financing provided by the Lender and there are no other parties or Persons whatsoever (including, without limitation, the Company and its successors and assigns) who are intended to be benefited in any manner whatsoever by this Agreement.

         Section 4.4

         If any of the Senior Indebtedness should be transferred or assigned by the Lender, this Agreement will inure to the benefit of the Lender's transferee or assignee to the extent of such transfer or assignment, provided that the Lender shall continue to have the unimpaired right to enforce this Agreement as to any of the Senior Indebtedness not so transferred or assigned.

         Section 4.5 Actions Upon Breach.

                 4.5.1 Company's Defense.

                 If the Agent or any Subordinated Creditor, contrary to this Agreement, commences or participates in any action or proceeding against the Company or the Security, the Company may interpose as a defense or dilatory plea the making of this Agreement, and the Lender may intervene and interpose such defense or plea in the Lender's name or in the name of the Company. Should the Agent or such Subordinated Creditor, contrary to this Agreement, in any way attempt to enforce payment of the Subordinated Indebtedness or any part thereof or to realize upon the Security or any part thereof, either the Lender (in its own name or in the name of the Company), the Company itself, or the Lender and the Company, may restrain the Agent or such Subordinated Creditors from so doing, it being understood and agreed by the Agent and the Subordinated Creditors that (a) the Lender's and/or the Company's damages from its actions may at that time be difficult to ascertain and may be irreparable, and (b) the Agent and the Subordinated Creditors waive any defense that the Company and/or that the Lender cannot demonstrate damage and/or can be made whole by the awarding of damages. The Agent and the Subordinated Creditors hereby irrevocably authorize and empower the Lender, and irrevocably appoint the Lender, as the Agents' and the Subordinated Creditors' attorney-in-fact for the purpose of executing and delivering such assignments, endorsements, releases, other instruments and other documents which the Agent or the Subordinated Creditors are or may be required to execute and deliver under the terms of this Agreement.

                 4.5.2 Equitable Relief for Lender.

                 If any one or more of the Agent, any Subordinated Creditor or the Company, contrary to this Agreement, makes, attempts to or threatens to make or receive any payment, take any action with respect to the Security or take any action contrary to this Agreement, or fails to take any action required by this Agreement, the Lender may obtain relief by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Agent, the Subordinated Creditors and the Company that (a) the Lender's damages from its actions may at that time be difficult to ascertain and may be irreparable and (b) the Agent, the Subordinated Creditors and the Company waive any defense or claim that the Company and/or the Lender cannot demonstrate damage and/or can be made whole by the awarding of damages.

                 4.5.3 Costs and Expenses.

                 The Company agrees to indemnify the Lender and to hold the Lender harmless for any and all reasonable costs and expenses (including, without limitation, reasonable attorney's fees) as they arise, relating to actions of the Agent, any Subordinated Creditor or the Company taken contrary to this Agreement.

         Section 4.6 Statement of Debt.

         The Company will, at any time or times (i) upon the request of the Lender, promptly furnish to the Lender a true, correct and complete statement of the outstanding Subordinated Indebtedness and (ii) upon the request of Agent, promptly furnish to Agent a true, correct and complete statement of the outstanding Senior Indebtedness.

         Section 4.7 Subrogation; Marshalling.

         The Subordinated Creditors shall not be subrogated to, or be entitled to any assignment of, any Senior Indebtedness or evidence of Senior Indebtedness or any Security until all Senior Indebtedness is indefeasibly paid and satisfied in full. The Subordinated Creditors hereby waive any and all rights to have any Security or any part thereof granted to the Lender marshaled in any Insolvency Proceedings or upon any foreclosure or other disposition of such Security by the Lender or otherwise.

                                   ARTICLE V
                                  MISCELLANEOUS

         Section 5.1 Notices.

         All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a Business Day, or two (2) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follows:


                  Company:          GP Strategies Corporation
                                    777 Westchester Avenue, 4th Floor
                                    White Plains, NY 10605
                                    Attention:  General Counsel


                  Lender:           Wachovia Bank, National Association
                                    MD3505
                                    7 St. Paul Street, 2nd Floor
                                    Baltimore, Maryland 21202
                                    Attention:       Lucy Campbell

                  Agent:            Gabelli Funds, LLC
                                    One Corporate Center
                                    Rye, New York 10580
                                    Attention:       Bruce N. Alpert

         By written notice, each party to this Agreement may change the address to which notice is given to that party, provided that such changed notice shall include a street address to which notices may be delivered by overnight courier in the ordinary course on any Business Day.

         Section 5.2 Additional Senior Indebtedness.

         Nothing herein contained shall obligate the Lender to grant credit to, or continue financing arrangements with, the Company.

         Section 5.3 Delay in Enforcement, etc.

         No delay or failure on the part of the Lender to exercise any of its rights or remedies hereunder or now or hereafter existing at law or in equity or by statute or otherwise, or any partial or single exercise thereof, shall constitute a waiver thereof. All such rights and remedies are cumulative and may be exercised singly or concurrently and the exercise of any one or more of them will not be a waiver of any other. No modification to or waiver of any of the Lender's rights and remedies under this Agreement or otherwise, and no modification or amendment of this Agreement, shall be deemed to be made by the Lender unless the same shall be in writing, duly signed on behalf of the Lender, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights and remedies of the Lender hereunder in any other respect at any other time. Without limiting the generality of the foregoing, the Lender may proceed against the Company with or without proceeding against any guarantor, surety, indemnitor or any other Person who may be liable for all or any part of the Obligations, may proceed against all or any part of the Security, or may refrain taking all or any such action without affecting the agreements and obligations of the parties to this Agreement.

         Section 5.4 Successors and Assigns.

         This Agreement shall be binding upon the Subordinated Creditors and the Company and the Subordinated Creditors' and the Company's successors and assigns and shall inure to the benefit of the Lender and the Lender's successors and assigns, other holders of or obligees under the Senior Indebtedness and any Person which, with the Lender's concurrence replaces financing provided by the Lender.

         Section 5.5 Headings.

         The paragraph headings of this Agreement are for convenience only, and shall not limit or otherwise affect any of the terms hereof.

         Section 5.6 Applicable Law; Jurisdiction.

                     5.6.1 Applicable Law.

                     The parties to this Agreement acknowledge and agree that this Agreement shall be governed by the laws of the State, as if this Agreement had been executed, delivered, administered and performed solely within the State even though for the convenience and at the request of the Agent or the Company, this Agreement may be executed elsewhere.




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         5.6.2 Submission to Jurisdiction.

         The parties to this Agreement irrevocably submit to the jurisdiction of any state or federal court sitting in the State over any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents. The parties to this Agreement irrevocably waive, to the fullest extent permitted by law, any objection that either of them may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding and may be enforced in any court in which the applicable party is subject to jurisdiction, by a suit upon such judgment, provided that service of process is effected upon the applicable party in one of the manners specified in this Section or as otherwise permitted by applicable laws.

         5.6.3 Service of Process.

         The parties to this Agreement hereby consent to process being served in any suit, action or proceeding of the nature referred to in this Section by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, at the address designated in or pursuant to Section
5.1 (Notices). The parties to this Agreement irrevocably agree that such service
(y) shall be deemed in every respect effective service of process in any such suit, action or proceeding, and (z) shall, to the fullest extent permitted by law, be taken and held to be valid personal service. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against the Agent, the Subordinate Creditors or the Company, as the case may be, in the courts of any jurisdiction or jurisdictions.




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         IN WITNESS THEREOF, the signatures and seals of the Agent and of the
Company are subscribed to this Agreement as of the date first written above.



WITNESS/ATTEST:                    GABELLI FUNDS, LLC (On behalf of the
                                   Subordinated Creditors)



_________________________          By:_________________________(SEAL)
                                        Name:
                                        Title:


WITNESS/ATTEST:                    GP STRATEGIES CORPORATION



_________________________          By:_________________________(SEAL)
                                        Name:
                                        Title:


WITNESS/ATTEST:                    WACHOVIA BANK, NATIONAL ASSOCIATION



_________________________          By:_________________________(SEAL)
                                        Name:
                                        Title:





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